SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 12, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                        95-4479735
        ----------                                    --------------
(Commission File Number)                   (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

           Registrant's telephone number, including area code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3



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Item 5. Other Events and Regulation FD Disclosure

     On February 19, 2004, The Sports Club Company, Inc. announced that three of its principal shareholders (the "Investor Stockholders") had agreed to purchase $6.5 million of a newly created class of Series D Convertible Preferred Stock in a private placement offering. Definitive agreements are being drafted and it is anticipated that a closing will take place on March 1, 2004. The proceeds will be used to provide working capital and to pay the March 15, 2004 interest payment on the Company's Senior Secured Notes.

     In a related development the Company stated that it had mutually agreed with Palisade Concentrated Equity Partnership, L.P. ("Palisade") to terminate any further discussions relating to an equity investment by Palisade in the Company.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.


Item 7. Financial Statements and Exhibits


(a) Financial Statements

     Not Applicable



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(b) Pro Forma Financial Information

     Not Applicable



(c) Exhibits

     99.1 Press Release dated February 19, 2004, "The Sports Club Company, Inc. announces $6.5 million equity infusion by principal stockholders."



                  [Remainder of Page Intentionally Left Blank]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 19, 2004                  THE SPORTS CLUB COMPANY, INC.



                                          By:      /s/  Timothy M. O'Brien
                                             ---------------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer



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                                                                   EXHIBIT 99.1

                                  NEWS RELEASE


For Immediate Release                              CONTACT: Rex A. Licklider
---------------------                              Co-Chief Executive Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200

                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
                          $6.5 MILLION EQUITY INFUSION
                            BY PRINCIPAL STOCKHOLDERS

LOS ANGELES, CA (February 19, 2004) - The Sports Club Company, Inc. (AMEX:SCY) announced today that three of its principal shareholders (the "Investor Stockholders") had agreed to purchase $6.5 million of a newly created class of Series D Convertible Preferred Stock in a private placement offering. Definitive agreements are being drafted and it is anticipated that a closing will take place on March 1, 2004. The proceeds will be used to provide working capital and to pay the March 15, 2004 interest payment on the Company's Senior Secured Notes.

In a related development the Company stated that it had mutually agreed with Palisade Concentrated Equity Partnership, L.P. ("Palisade") to terminate any further discussions relating to an equity investment by Palisade in the Company. Rex Licklider, Co-Chief Executive Officer stated, "The $6.5 million investment by the Investor Stockholders combined with cash generated from operations should allow the Company to meet its debt payment obligations and capital improvements to our Clubs through the balance of the year. We continue to look at ways to improve operating cash flows and rationally re-structure the balance sheet. In the long-term we believe that the business strategies we have put in place are sound as reflected by the investment of the Investor Stockholders."

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be

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materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Sports Club Company, based in Los Angeles, California, currently owns and operates ten luxury sports and fitness complexes nationwide, including its flagship property The Sports Club/LA in Los Angeles.

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